SECURTIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                Date of Report (date of earliest event reported)
                                October 24, 2003
                             DISTRIBUTED POWER, INC.
             (exact name of registrant as specified in its charter)

        Delaware                       0-18260                    52-1659436
(State  or  other  jurisdiction      (Commission                (IRS Employer
      of incorporation)               File Number)              Indent.  No.)

         558 Lime Rock Road
        Lime Rock, Connecticut                                     06039
(Address  of  principal  executive offices)                     (Zip Code)

               Registrant's telephone number, including area code
                                  860-435-7000

                         The New World Power Corporation
          (Former name or former address, if changed since last report)

Item 2.  Sale of Wolverine Power Corporation
Effective August 30, 2003, the Registrant sold its ownership of Wolverine Power Corporation, consisting of 100% of Wolverine Power Corporation's common stock, to Henry Plantagent Inc., a private corporation ,for $2,050,000 including the assumption of all liabilities and payables.

Item 4. Change in Registrant's Certifying Accountants.
Effective October 24, 2003 the Registrant terminated
Lazar, Levine & Felix ("Lazar") as its independent accountants, due to the Company desiring a different independent accountant as a cost saving measure. The action was recommended by the Board of Directors of the Registrant. The action was approved by a majority of the shareholders and the Board of Directors of the Registrant.

On October 24, 2003, the Registrant engaged Bagell, Josephs and Company, LLC, with offices in New Jersey, to audit the registrant's consolidated financial statements for 2001, 2002 and 2003. Distributed Power, Inc. has not previously engaged or consulted with Bagell Josephs and Co, LLC on any matter.
Lazar's reports on the Registrant's financial statements for the past year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. Prior thereto, Lazar's reports on the Registrant's financial statements for the fiscal year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Registrant has not yet filed it financial statements for the year ended December 31, 2002, but expects to do so shortly. During the most recent two fiscal years and up to the termination date, there were no disagreements between the Registrant and Lazar on any matters of accounting principles or practices, financial statement disclose, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lazar, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on the financial statements.

The Registrant has provided a copy of this disclose to Lazar in compliance with the provisions of Item 304 (a) (3) of Regulation S-K. Exhibit 16.1 Letter from Lazar to Securities and Exchange Commission dated October 29, 2003. Item 5. Change in Registrant's Name and Reverse Stock Split Effective October 24, 2003, the Registrant changed its name to Distributed Power, Inc. from The New World Power Corporation, and accomplished a 1 for 100 reverse stock split with respect to its common stock.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Corporations has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized
                             DISTRIBUTED POWER, INC.


Date:     October 30, 2003                   By:     /s/    John D. Kuhns
                                             ---------------------------------
                                                 John D, Kuhns
                                                 Chairman


Date:     October 30, 2003                   By:     /s/    Mary E. Fellows
                                              ----------------------------------
                                                 Mary E. Fellows
                                                 Secretary